                                  SCHEDULE 14A
===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12
                         BORN LePORE & ASSOCIATES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------
Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                        BORON, LePORE & ASSOCIATES, INC.
                                1800 VALLEY ROAD
                             WAYNE, NEW JERSEY 07470

Dear Stockholder:
                                                                  April 22, 2002

     You are cordially invited to attend the Annual Meeting of Stockholders of Boron, LePore & Associates, Inc. (the "Annual Meeting") to be held on Wednesday, May 22, 2002, at 10:00 a.m. local time at the Marriott Newark Airport, Newark International Airport, Newark, New Jersey.

     The Annual Meeting has been called for the purpose of (1) electing three Class II Directors for three-year terms; (2) amending the Company's Third Amended and Restated Certificate of Incorporation to change the name of the Company to BLP Group Companies, Inc.; (3) considering and voting upon a proposal to approve a 2002 Stock Option and Incentive Plan (the "Plan") authorizing the issuance of up to 1,200,000 shares of common stock; and (4) considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on April 3, 2002 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

     The Board of Directors of the Company recommends that you vote "FOR" the election of the nominees of the Board of Directors as Directors of the Company, "FOR" the amendment to the Third Amended and Restated Certificate of Incorporation and "FOR" the approval of the Plan.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                   Sincerely,


                                   Patrick G. LePore
                                   Chairman and Chief Executive Officer

                        BORON, LePORE & ASSOCIATES, INC.
                                1800 VALLEY ROAD
                             WAYNE, NEW JERSEY 07470
                                 (973) 709-3000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      To Be Held on Wednesday, May 22, 2002

     Notice is Hereby Given that the Annual Meeting of Stockholders of Boron, LePore & Associates, Inc. (the "Company") will be held on Wednesday, May 22, 2002, at 10:00 a.m. local time at the Marriott Newark Airport, Newark International Airport, Newark, New Jersey (the "Annual Meeting"), for the purpose of considering and voting upon:

     1.   The election of three Class II Directors for three-year terms;

     2. The approval of an amendment to the Company's Third Amended and Restated Certificate of Incorporation to change the name of the Company;

     3. The approval of a 2002 Stock Option and Incentive Plan authorizing the issuance of up to 1,200,000 shares of Common Stock; and

     4. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned.

     The Board of Directors has fixed the close of business on April 3, 2002 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

     You are requested to fill in and sign the enclosed Proxy Card, which is being solicited by the Board of Directors, and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy delivered by a holder of Common Stock may be revoked by a writing delivered to the Company stating that the proxy is revoked or by delivery of a later dated proxy. Stockholders of record of the Company's Common Stock who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                                   By Order of the Board of Directors


                                   Patrick G. LePore
                                   Chairman and Chief Executive Officer

Wayne, New Jersey
April 22, 2002

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                        BORON, LePORE & ASSOCIATES, INC.

                                1800 VALLEY ROAD

                             WAYNE, NEW JERSEY 07470

                                 (973) 709-3000

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held on May 22, 2002

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Boron, LePore & Associates, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 22, 2002, at 10:00 a.m. local time at the Marriott Newark Airport, Newark International Airport, Newark, New Jersey and any adjournments or postponements thereof (the "Annual Meeting").

     At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

          1. The election of three Class II Directors, each for a three-year term, with each such term to continue until the annual meeting of stockholders in 2005 and until such Director's successor is duly elected and qualified;

          2. The approval of an amendment to the Company's Third Amended and Restated Certificate of Incorporation changing the Company's name to BLP Group Companies, Inc. (the "Amendment");

          3. The approval of the Company's 2002 Stock Option and Incentive Plan (the "Plan") authorizing the issuance of up to 1,200,000 shares of the Company's Common Stock; and

          4. Such other business as may properly come before the meeting and any adjournments or postponements thereof.

     The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about April 22, 2002 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on April 3, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). Only holders of Common Stock of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were approximately 11,677,341 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and approximately 31 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

     The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect each of the nominees as Directors of the Company. With respect to Proposal 2 to amend the Third Amended and Restated Certificate of Incorporation, the affirmative vote of a majority of the total votes eligible to be cast is required to approve the Amendment. With respect to Proposal 3, the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote is required to approve the Plan.

     Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting and are not counted as entitled to vote on a nondiscretionary proposal. With respect to the election of Directors, votes may be cast in favor of or withheld from the nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes will also have no effect on the outcome of the election of the Directors. With respect to Proposal 2, abstentions and broker non-votes will have the effect of a vote against the Amendment. With respect to Proposal 3, abstentions will have the effect of a vote against approval of the Plan and broker non-votes will have no effect on approval of the Plan.

     Stockholders of the Company are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted "FOR" the election of the nominees for Director listed in this Proxy Statement, "FOR" the approval of the amendment to the Third Amended and Restated Certificate of Incorporation and "FOR" the approval of the Plan. It is not anticipated that any matters other than the election of Directors, the approval of the Amendment and the approval of the Plan will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

     Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

     The Annual Report of the Company, including financial statements for the fiscal year ended December 31, 2001 ("Fiscal 2001"), is being mailed to stockholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.

                                   PROPOSAL I
                              ELECTION OF DIRECTORS

     The Board of Directors of the Company consists of nine members and is divided into three classes, with three Directors in each of Class I, Class II and Class III. Directors serve for three-year terms with one class of Directors being elected by the Company's stockholders at each annual meeting.

     At the Annual Meeting, three Class II Directors will be elected to serve until the annual meeting of stockholders in 2005 and until each respective Director's successor is duly elected and qualified. The Board of Directors has nominated Joseph E. Smith, Melvin Sharoky and Steven M. Freeman for re-election as the Class II Directors. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the re-election of Messrs. Smith, Sharoky and Freeman as Directors. The nominees have agreed to stand for re-election and to serve, if elected, as Directors. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend.

Vote Required For Approval

     A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect each of the nominees as a Director of the Company.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE
                                                        ---
NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS OF THE COMPANY.

                         INFORMATION REGARDING DIRECTORS

     The Board of Directors of the Company held five meetings during Fiscal 2001 and each of the incumbent Directors attended all of the meetings. The Board of Directors has established an Audit Committee (the "Audit Committee") and a Compensation Committee (the "Compensation Committee"). The Audit Committee recommends the firm to be appointed as independent accountants to audit financial statements and to perform services related to the audit, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's annual operating results, considers the adequacy of the internal accounting procedures and considers the effect of such procedures on the accountants' independence, and performs all of its related duties and obligations as set forth in the Audit Committee Charter. The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, determines the options or stock to be granted to eligible persons under the Company's stock option and grant plans and takes such other action as may be required in connection with the Company's compensation and incentive plans. The Audit Committee consists of Roger Boissonneault, Melvin Sharoky, and Ronald M. Nordmann and held four meetings during Fiscal 2001. The Compensation Committee consists of Joseph E. Smith and John A. Staley, IV and held five meetings during Fiscal 2001.

     Non-employee Directors (the "Independent Directors") receive a fee of $3,000 for each meeting of the Board of Directors and $1,500 for each committee meeting that they attend, and each Director is reimbursed for travel and other expenses incurred in attending meetings. During Fiscal 2001 each Independent Director was granted options to purchase 5,000 shares of Common Stock and upon joining the Board, Carter H. Eckert was granted options to purchase an additional 10,000 shares of Common Stock.

     Set forth below is certain information regarding the Directors of the Company, including the Class II Directors who have been nominated for election at the Annual Meeting, based on information furnished by them to the Company.

                                             Director
               Name                    Age    Since
               ----                    ---   --------
     Class II--Nominees for Election

     Joseph E. Smith(2)* ...........    63     1997
     Melvin Sharoky(1)* ............    51     1999
     Steven M. Freeman* ............    54     1999

     Class III--Term Expires in 2003

     Patrick G. LePore .............    47     1996
     Roger Boissonneault(1) ........    53     1997
     Carter H. Eckert ..............    59     2002

     Class I--Term Expires in 2004

     John A. Staley, IV(2) .........    58     1997
     John T. Spitznagel ............    60     1999
     Ronald M. Nordmann(1) .........    60     2000

 *   Nominee for re-election.
(1)  Member of the Audit Committee.
(2)  Member of the Compensation Committee.

     The principal occupation and business experience for at least the last five years for each Director of the Company is set forth below.

     Patrick G. LePore joined the Company in 1985 after six years at Hoffmann-La Roche, a pharmaceutical company, where he worked as a product manager from 1982 to 1983 and as a product director from 1983 to 1985. Mr. LePore also served as President of the Company from 1992 to 1999. Mr. LePore has been the Chief Executive Officer of the Company since January 1992 and the Chairman of the Board since December 1996.

     Steven M. Freeman joined the Company as Chief Operating Officer, President and a member of its Board of Directors in October 1999. Mr. Freeman served as Senior Vice President, Marketing and Sales of Knoll Pharmaceutical Company, the US division of BASF Pharma, from April 1995 until October 1999 with overall responsibility for Knoll's marketing and sales effort. From March 1995 until joining the Company in 1999, Mr. Freeman was also Vice President, Sales and Marketing for Boots Pharmaceuticals, Inc., another division of BASF Pharma. From September 1990 through March 1995, Mr. Freeman held leadership positions with Boots Pharmaceuticals, Inc., eventually being appointed Vice President, Sales and Marketing until the merger of Boots Pharmaceutical, Inc. with BASF Pharma in 1995. Mr. Freeman also served as Executive Vice President/General Manager at McCann Healthcare, Inc. and he has held marketing positions with Dorsey Laboratories, a division of Sandoz Pharmaceutical, Inc. and the Flint Laboratories Division of Travenol Laboratories, Inc. Mr. Freeman is a member of the Board of Trustees of Caldwell College.

     Roger Boissonneault has served as a Director of the Company since April 1997 and is the President of Warner-Chilcott Laboratories, Inc., a pharmaceutical company. Before becoming President of Warner-Chilcott Laboratories, Inc. in April 1996, he was associated with Warner-Lambert Co., the former parent company of Warner Chilcott, since 1976, most recently as Vice President, Female Health Care from October 1991 to January 1994 and as Vice President and General Manager from January 1994 to April 1996. Mr. Boissonneault also serves as a director of Galen Holdings PLC.

     Carter H. Eckert joined the Board of Directors in January 2002. Mr. Eckert served as President and Chief Executive Officer of Knoll Pharmaceutical Company, a division of BASF Pharma, from June 1995 until March 2001. Prior to BASF Pharma, Mr. Eckert was President and Chief Executive Officer of Boots Pharmaceuticals, Inc. from October 1988 until May 1995 and was Executive Vice President and Chief Operating Officer of Boots Pharmaceuticals, Inc. from May 1985 to September 1988. Mr. Eckert also held the position of President of Baxter Travenol Laboratories' Pharmaceutical Products Division from June 1979 until April 1985. Mr. Eckert currently serves as a director of OraSure Technologies, Inc. and as a trustee of Caldwell College.

     Ronald M. Nordmann joined the Board on April 13, 2000. Mr. Nordmann has previously served as a non-executive director of Roberts Pharmaceutical Corporation since May 1999 and has been a financial analyst in healthcare securities since 1971. Mr. Nordmann was a portfolio manager and partner at Deerfield Management from September 1994 until December 1999. He has held senior positions with PaineWebber, Oppenheimer & Co., F. Eberstadt & Co., and Warner-Chilcott Laboratories, a division of Warner-Lambert. Since November of 2000, Mr. Nordmann has held the position of Co-President of Global Health Associates, LLC. Mr. Nordmann also serves as a director of Shire Pharmaceuticals Group plc., Guilford Pharmaceuticals, Inc., and Pharmaceutical Resources, Inc. In addition, Mr. Nordmann is a trustee of The Johns Hopkins University and a member of the Advisory Board of Salu, Inc.

     Melvin Sharoky joined the Board of Directors in February 1999. Since 1995, Dr. Sharoky has been President of Somerset Pharmaceuticals, Inc. Beginning in February 1993, Dr. Sharoky served as President and Chief Executive Officer of Circa Pharmaceuticals, Inc. Following the merger of Circa Pharmaceuticals, Inc. with Watson Pharmaceuticals, Inc. in July 1995, Dr. Sharoky served as President of Watson Pharmaceuticals, Inc. and Chief Executive Officer of Circa Pharmaceuticals, Inc., each until January 1998. Mr. Sharoky also serves as a director of Andrx Corporation and Insmed Incorporated.

     Joseph E. Smith served in various positions with Warner-Lambert Co., a pharmaceutical company, from March 1989 until his retirement in September 1997. He was a corporate vice president at Warner-Lambert and served as a member of the office of the Chairman and as a member of the firm's management committee. He also served as President, Pharmaceuticals (Parke-Davis) and President, Shaving Products (Schick and Wilkinson Sword). Mr. Smith is also a director of WebMD Corporation.

     John T. Spitznagel joined the Board of Directors in September 1999. Mr. Spitznagel served as President and Chief Executive Officer of Roberts Pharmaceutical from September 1997 until December 1999 and has served as a director of Roberts since July 1996. Mr. Spitznagel has served as President of Reed and Carnrick and as Chief Executive Officer of BioCryst Pharmaceuticals, Inc. Mr. Spitznagel has held various positions with Wyeth-Ayerst Laboratories, Roche Laboratories and Warner-Chilcott Laboratories. Since November of 2000, Mr. Spitznagel has held the position of Co-President of Global Health Associates, LLC. Mr. Spitznagel also serves as a director of Questcor Pharmaceuticals, Inc., and is a trustee of Rider University.

     John A. Staley, IV has served as a Director of the Company since May 1997. Mr. Staley was Chief Executive Officer of Federated Research Corp., an investment management firm and a subsidiary of Federated Investors Inc. which is, in turn, a wholly owned subsidiary of Federated Investors, a Delaware business trust, from 1984 through November 1994 when he retired. Upon his retirement, Mr. Staley worked as a self-employed financial advisor from November 1994 to November 1996 and has been the Chief Executive Officer of Staley Capital Advisers, Inc., an investment advisory firm, from November 1996 to present. He is also a director of several private companies and a trustee of Duquesne University and the Children's Hospital of Pittsburgh.

                               EXECUTIVE OFFICERS

     The principal occupation and business experience for at least the last five years for each current executive officer is set forth below (except for Messrs. LePore and Freeman, whose business experience is discussed above).

           Name               Age                    Position
--------------------------------------------------------------------------------
Patrick G. LePore..........    47   Chairman of the Board and Chief Executive
                                       Officer
Steven M. Freeman..........    54   President and Chief Operating Officer
Anthony J. Cherichella.....    34   Executive Vice President, Chief Financial
                                       Officer, Secretary and Treasurer

     Each of the officers holds his respective office until the regular annual meeting of the Board of Directors following the annual meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal.

     Anthony J. Cherichella joined the Company as Executive Vice President, Chief Financial Officer, Secretary and Treasurer in May 2000. Mr. Cherichella joined the Company after ten years with Arthur Andersen LLP, most recently as Senior Manager within the Metro New York Audit Division.

                             EXECUTIVE COMPENSATION

     The following sections of this Proxy Statement set forth and discuss the compensation paid or awarded during the last three years to the Company's Chief Executive Officer and the four most highly compensated executive officers at the end of Fiscal 2001 who earned in excess of $100,000 (collectively, the "Named Executive Officers").

Summary Compensation

     Summary Compensation. The following summary compensation table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Named Executive Officers during each of the last three fiscal years.

                           Summary Compensation Table

                                                                                                       Long-Term
                                                                                                      Compensation
                                                                                                         Awards
                                                                                                         Shares
                                                    Annual Compensation                                Underlying
                                         -----------------------------------------     Restricted       Options       All Other
                                                                   Other Annual      Stock Award(s)     Granted      Compensation
Name and Principal Position       Year   Salary($)   Bonus($)   Compensation($)(1)        ($)             (#)         ($)(2)(3)
---------------------------       ----   ---------   --------   ------------------   --------------   ------------   ------------
Patrick G. LePore..............   2001    375,000    331,215         51,347(4)              --           60,000        121,247
   Chairman and Chief             2000    347,751    210,000         53,341(4)              --          125,000         27,549
   Executive Officer              1999    347,957    150,000         45,947(4)              --          175,000         30,540

Steven M. Freeman(5)...........   2001    355,000         --         14,378(4)         714,000(7)       246,000         78,873
   President and Chief            2000    332,751    362,506         12,827(4)              --           80,000          8,251
   Operating Officer              1999     70,708     75,000          1,500                 --          150,000            439

Anthony J. Cherichella(6)......   2001    220,000         --         35,466(4)              --          123,000         41,520
   Executive Vice President,      2000    128,549     63,000         12,581(4)              --          100,000            520
   Chief Financial Officer,       1999         --         --             --                 --               --             --
   Secretary and Treasurer

(1) For 2001, includes an automobile allowance of $19,072 for Mr. LePore, $13,950 for Mr. Freeman and $11,650 for Mr. Cherichella. For 2000, includes an automobile allowance of $19,072 for Mr. LePore, $9,000 for Mr. Freeman, and $5,200 for Mr. Cherichella. For 1999, includes an automobile allowance of $17,914 for Mr. LePore and $1,500 for Mr. Freeman.
(2)  Represents insurance premiums paid by the Company.
(3) For 2001, includes the following present value costs of the Company's portion of 2001 premiums for split-dollar life insurance of approximately $85,000 for Mr. LePore, $74,000 for Mr. Freeman and $41,000 for Mr. Cherichella.
(4) For 2001, includes club dues of $32,275 for Mr. LePore, $428 for Mr. Freeman and $23,816 for Mr. Cherichella. For 2000, includes club dues of $34,269 for Mr. LePore, $3,827 for Mr. Freeman and $7,381 for Mr. Cherichella. For 1999, includes club dues of $28,033 for Mr. LePore.
(5)  Mr. Freeman joined the Company in October 1999.
(6)  Mr. Cherichella joined the Company in May 2000.
(7) For 2001, represents the dollar value (net of any consideration paid by Mr. Freeman) of 50,000 shares of restricted Common Stock granted to Mr. Freeman as determined by multiplying the total amount of restricted shares awarded, by the closing price of $14.29 on August 6, 2001, the grant date. The restricted shares vest in three equal annual installments beginning on August 6, 2001 and become fully vested upon the closing of a change of control transaction. Mr. Freeman is entitled to receive dividends declared on the restricted shares if the Company declares a dividend on its Common Stock.

     Executive Bonus Plan. The Company has an executive bonus plan to provide incentive bonuses to executive officers of the Company for the attainment of financial and other objectives. Target awards are expressed as a percentage of the executive's base salary. Actual awards are based on the target award as adjusted for Company and individual performance. Company performance is measured by annual revenue and earnings per share targets established at the beginning of each fiscal year. Individual performance is based on a subjective evaluation of the executive's personal performance.

     Option Grants. The following table sets forth certain information concerning the grant of options to purchase Common Stock of the Company to the Named Executive Officers who received such grants during Fiscal 2001.

                        Option Grants in Fiscal Year 2001

                                                                                                         Potential Realizable
                                                                                                        Value at Assumed Annual
                                                        Individual Grants                                Rates of Stock Price
                           --------------------------------------------------------------------------   Appreciation for Option
                           Number of Securities     Percent of Total       Exercise or                           Term(1)
                            Underlying Options     Options Granted to      Base Price      Expiration   -----------------------
         Name                 Granted(#)(2)       Employees in 2001(%)   Per Share($/Sh)      Date        5% ($)     10% ($)
------------------------   --------------------   --------------------   ---------------   ----------   ---------   ---------
Patrick G. LePore.......         60,000(3)                3.29               14.100          8/3/11       532,095   1,348,308

Steven M. Freeman.......         50,000(3)                2.74               14.100          8/3/11       443,371   1,123,588
                                196,000(4)               10.74               12.450        12/26/11     1,534,629   3,889,050
Anthony J.
   Cherichella..........         40,000(3)                2.19               14.100          8/3/11       354,697     898,871
                                 83,000(5)                4.55               12.450        12/26/11       649,868   1,646,894

(1) Represents the value of the options granted at the end of the option terms if the price of the Company's Common Stock were to appreciate annually by 5% and 10% respectively. There is no assurance that the stock price will appreciate at the rates shown in the table.
(2) All options are subject to the employee's continued employment and terminate ten years after the grant date. All options were granted at fair market value as determined by the Board of Directors or the Compensation Committee of the Board of Directors.
(3) Such options become exercisable in five equal annual installments, beginning on August 3, 2002.
(4) Such options become exercisable 79,250 on each of the first and second anniversaries, and 18,750 on each of the third and fourth anniversaries of the grant date, beginning on December 26, 2002.
(5) Such options become exercisable 29,000 on each of the first and second anniversaries, and 12,500 on each of the third and fourth anniversaries of the grant date, beginning on December 26, 2002.

     Option Exercises and Option Values. No stock options were exercised by the Named Executive Officers during 2001. The following table sets forth information concerning the number and value of unexercised options to purchase Common Stock of the Company held by the Named Executive Officers as of December 31, 2001.

               Aggregate Option Exercises in Fiscal Year 2001 and
                       Fiscal Year-End 2001 Option Values

                                                                                                       Value of
                                                                                                     Unexercised
                                                                  Number of Securities               in-the-money
                                                                  Underlying Options at           Options at Fiscal
                                  Shares                             Fiscal Year-End               Year-End ($)(1)
                                Acquired on       Value           ---------------------           -----------------
           Name                 Exercise(#)   Realized($)(2)   Exercisable   Unexercisable   Exercisable   Unexercisable
----------------------------    -----------   --------------   -----------   -------------   -----------   -------------
Patrick G. LePore ..........        --             --           325,000        235,000        693,125         656,000
Steven M. Freeman ..........        --             --            91,000        385,000        631,140       1,189,700
Anthony J. Cherichella .....        --             --            23,000        200,000        126,795         540,925

(1) Based on the last reported sale price on the Nasdaq National Market on December 31, 2001 ($13.79) less the applicable option exercise price.
(2) Value realized equals the aggregate market value of the shares acquired on the exercise date(s), less the applicable aggregate option exercise price(s).

Employment Agreements with Executive Officers

     In March 1999, the Company entered into an employment agreement with Patrick G. LePore. Pursuant to this agreement, Mr. LePore will receive an annual base salary of $400,000 during 2002 and a target bonus of 75% of his base salary pursuant to the Company's Executive Bonus Plan for 2002. The agreement was initially for a four year period, ending March 31, 2003, and has been extended through March 31, 2005. In the event of a termination of employment without cause or a material breach by the Company, the agreement provides for severance equal to two times Mr. LePore's base salary plus the higher of Mr. LePore's most recently paid annual bonus (or his most recently established annual target bonus, if higher). If Mr. LePore elects to terminate his employment with the Company within thirty (30) days following a change of control of the Company (as defined), or if Mr. LePore's employment is terminated by the Company without cause or upon Mr. LePore's resignation for Good Reason (as defined), in either case within eighteen months following a change in control of the Company, Mr. LePore will be entitled to a lump sum payment equal to three times his current salary (or his salary immediately prior to the change of control, if higher), plus three times his highest bonus (as defined) plus an amount that will make Mr. LePore whole after he pays all taxes due on the amounts he receives. Mr. LePore's employment agreement provides that Mr. LePore may not engage in certain competitive activities, which activities include peer influence meetings, telemarketing activities, contract sales, field force logistics services and outsource marketing involving pharmaceutical and healthcare companies without the Company's consent for a period of two years (or three years in certain circumstances) following his termination of employment with the Company.

     The Company has entered into an employment agreement with Steven M. Freeman. This agreement provides for an annual base salary of $375,000 for 2002 and a target bonus of 60% of base salary pursuant to the Company's Executive Bonus Plan for 2002. Mr. Freeman's agreement currently terminates on October 1, 2003, subject to automatic 1 year renewals unless prior written notice to the contrary is given. In the event of a termination of employment without cause or for a material breach by the Company, the agreement provides for severance equal to Mr. Freeman's base salary plus the full amount of the target bonus for the year of termination, whether or not earned, as well as family medical and dental insurance coverage for himself, his spouse or dependents for a period of eighteen months from the date of such termination. If Mr. Freeman's employment is terminated without cause or for Good Reason (as defined) within the eighteen months following a change of control of the Company (as defined), Mr. Freeman will be entitled to the continuation of his base salary through the second anniversary of his termination, a lump sum payment of two times his target bonus, plus an amount that will make Mr. Freeman whole after he pays all taxes due on the amounts he receives. Mr. Freeman's employment agreement provides that he may not engage in certain competitive activities for a period of one year following his termination of employment with the Company.

     The Company has entered into an employment agreement with Anthony J. Cherichella. This agreement provides for an annual base salary of $275,000 for 2002 and a target bonus of 40% of base salary pursuant to the Company's Executive Bonus Plan for 2002. Mr. Cherichella's agreement currently terminates on April 30, 2003, subject to automatic 1 year renewals unless prior written notice to the contrary is given. In the event of a termination of employment without cause or for a material breach by the Company, the agreement provides for severance equal to Mr. Cherichella's base salary plus the full amount of the target bonus for the year of termination, whether or not earned, as well as family medical and dental insurance coverage for himself, his spouse or dependents for a period of eighteen months from the date of such termination. If Mr. Cherichella's employment is terminated without cause or for Good Reason (as defined) within the twelve months following a change of control of the Company (as defined), Mr. Cherichella will be entitled to the continuation of his base salary through the second anniversary of his termination and a lump sum payment of two times his target bonus, plus an amount that will make Mr. Cherichella whole after he pays all taxes due on the amounts he receives. Mr. Cherichella's employment agreement provides that he may not engage in certain competitive activities for a period of one year following his termination of employment with the Company.

     The Company has entered into indemnification agreements with each of its Directors. These agreements provide that the Company shall indemnify each of the Directors to the fullest extent permitted by law and advance the Directors' expenses (subject to reimbursement if it subsequently determines that indemnification is not permitted). Under these agreements, the Company is also obligated to indemnify and advance expenses incurred by the Directors seeking to enforce their rights under the agreements.

Report of the Compensation Committee

     The Compensation Committee is responsible for the oversight of all of the Company's compensation policies and practices including benefits and perquisites. Compensation is defined as base salary, all forms of variable pay and pay-for-performance, and stock options, restricted stock or any other plans directly or indirectly related to the Company's stock. Members of the Compensation Committee will be appointed from the Board of Directors annually at the first meeting of the Board following the annual meeting of stockholders. Not less than a majority of the Compensation Committee will consist of outside Independent Directors. It is also envisioned that the composition of the Compensation Committee will reflect the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 as in effect from time to time. In Fiscal 2001, the members of the Compensation Committee were Mr. Staley and Mr. Smith.

     Compensation Philosophy. The objective of the Company's Compensation Committee is to provide compensation that will attract and retain executives, motivate each executive toward the achievement of the Company's short and long-term financial goals and objectives and recognize individual contributions as well as overall business results. In order to achieve this objective, the primary focus of the Compensation Committee has been on the competitiveness of each of the key elements of executive compensation (base salary, bonus and stock option grants) and the compensation package as a whole. In general, the Compensation Committee believes that total compensation should reflect both the relative performance of the Company among its peer group as listed in the Peer Issuer Index and other public companies of similar size, as well as the Committee's subjective assessment of the Company's performance as measured against its own objectives. The Company's objectives include quantitative factors that directly improve the Company's short-term financial performance and qualitative factors that strengthen the Company's ability to enhance profitable growth over the long-term, such as demonstrated leadership ability, management development, insuring compliance with laws, regulations and Company policies, and anticipating and responding to changing market and economic conditions.

     Under the Company's executive bonus program, the Compensation Committee may award annual cash bonuses to executive officers for the achievement of specified performance goals for the Company and the individual. Each year, the Compensation Committee sets for each officer the maximum cash bonus that may be awarded that officer if maximum goals are achieved. For bonuses in respect of 2001, the goals were (1) attainment of total revenue targets, (2) attainment of total earnings per share targets, and (3) an evaluation of management performance. For the management performance factor in determining the cash bonus to be paid to officers, the Committee will make a subjective evaluation of the performance of the individual manager in accomplishing certain goals of the Company. For 2002, the goals will be consistent with the goals set by the Committee for 2001.

     Stock options granted under the Company's stock option plans are designed to provide long-term performance incentives and rewards tied to the price of the Company's Common Stock and, generally, will vest over periods up to five years. The Committee believes these vesting periods encourage option recipients to remain with the Company. Such awards are determined on a discretionary basis. Mr. LePore has authority to grant stock options from time to time to employees of the Company, other than executive officers, subject to guidelines set by the Compensation Committee. The Compensation Committee views stock options as a means of aligning management and stockholder interests and expanding management's long-term perspective.

     Compensation Committee Procedures. The Company's executive compensation program is administered under the direction of the Company's Compensation Committee, none of the members of which is employed by the Company. Final compensation determinations for each fiscal year are generally made at the end of the fiscal year when financial statements for such year become available. At that time, cash bonuses and grants of stock options, if any, are determined based on the past year's performance, and base salaries and maximum cash bonuses and long-term incentive awards for the following fiscal year are set. The Compensation Committee determined annual cash bonuses under the executive bonus program and awards of stock options for its officers and certain key employees, as described in the Summary Compensation Table included in this Proxy Statement.

     Compensation of the Chief Executive Officer. The Company believes that Mr. LePore's base salary of $400,000 for 2002 is generally equivalent to the base salary earned by the chief executive officers of similarly-sized companies. Mr. LePore's bonus and option grants were determined by the Compensation Committee applying the criteria noted above for determining executive officer compensation.

     Deductibility of Executive Compensation. The Compensation Committee's executive compensation strategy is designed to be cost and tax effective. Therefore, the Compensation Committee's policy is, where possible and considered appropriate, to preserve corporate tax deductions, including the deductibility of compensation paid to officers pursuant to Section 162(m) of the Internal Revenue Code, while maintaining the flexibility to approve compensation arrangements that it deems to be in the best interests of the Company and its stockholders, but which may not always qualify for full tax deductibility.

                                             Compensation Committee

                                             Joseph E. Smith
                                             John A. Staley, IV

Compensation Committee Interlocks and Insider Participation

     All executive officer compensation decisions are made by the Compensation Committee. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding the compensation for senior management and key employees of the Company, including salaries and bonuses. The current members of the Compensation Committee are Messrs. Smith and Staley, neither of whom is, or was formerly, an officer or employee of the Company.

Report of the Audit Committee

     In Fiscal 2001 the members of the Audit Committee were Roger Boissonneault, Melvin Sharoky and Ronald M. Nordmann. Each of the members of the Audit Committee is an independent director as defined by the National Association of Securities Dealers. The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2001 with the Company's management. The Audit Committee has discussed with the Company's internal and independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from Arthur Andersen required by Independence Standards Board Standard No. 1 and discussed with Arthur Andersen its independence. Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2001. A copy of the charter for the Audit Committee adopted by the Board of Directors was previously attached as Appendix A to the Company's 2001 Proxy Statement filed on April 24, 2001.

                                             Audit Committee

                                             Roger Boissonneault
                                             Melvin Sharoky
                                             Ronald M. Nordmann

Shareholder Return Performance Graph

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock, based on the market price of the Company's Common Stock with the total return of companies included within the Nasdaq Stock Market Index and a peer group of companies which compete against the Company in outsourcing for the pharmaceutical industry (the "Peer Issuer Index"). The Peer Issuer Index is comprised of Ventiv Health, Inc., PDI, Inc., Access Worldwide Communications, Inc., Parexel International Corp., Quintiles Transnational Corp. and Covance, Inc. The graph below depicts the period commencing September 24, 1997 and ended December 31, 1997 and the years ended 1998, 1999, 2000 and 2001. The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, the Nasdaq Stock Market Index and the Peer Issuer Index on September 24, 1997, the first day of trading of the Company's Common Stock, and the reinvestment of all dividends.

                                     [CHART]

                                   9/24/1997   12/31/1997   12/31/1998   12/31/1999   12/31/2000   12/31/2001
Boron, LePore & Associates, Inc.      100         120.88      151.65        28.57        46.15        60.95
Nasdaq Stock Market Index             100          93.06      129.94       241.16       146.41       116.92
Peer Issuer Index                     100       103.7491      90.716        47.36        97.43        56.91

                                   PROPOSAL II

                                    AMEND THE
                          CERTIFICATE OF INCORPORATION
                        TO CHANGE THE NAME OF THE COMPANY

     The Board of Directors has proposed and recommends to the Company's stockholders the following amendment to Article I of the Company's Third Amended and Restated Certificate of Incorporation to change the name of the Company from Boron, LePore & Associates, Inc. to BLP Group Companies, Inc.:

               "Article I of the Third Amended and Restated Certificate of Incorporationof Boron LePore & Associates, Inc. be amended to read as follows:

               NAME: The name of the corporation is:
                     BLP Group Companies, Inc."

     The Board has given consideration to a possible name change primarily because the Company's present name no longer communicates the nature and scope of its business. The Company conducts its operations through Medical Educations Systems, Inc., Armand Scott, Inc., the Company's Strategem Plus division, Strategic Implications International, Inc., Boron LePore, Inc., Consumer2Patient, Inc., Physician2Physician (a division of Consumer2Patient, Inc.) and Medical Media Communications, Inc. The Board believes that the new name will more accurately reflect the Company's business. Further, the Board believes that the name, which has been used informally by the Company in the past, is well recognized by corporate customers and could provide the Company with more prominence. Accordingly, after review, the Board has decided to recommend to the stockholders that the name of the Company be changed to BLP Group Companies, Inc.

     A copy of the Amendment is attached as Appendix A.
                                            ----------

     The proposed amendment to the Third Amended and Restated Certificate of Incorporation must be approved by the affirmative vote of the holders of a majority of the votes entitled to be cast on this matter at the Annual Meeting.

     IF THE CHANGE OF NAME IS APPROVED, STOCK CERTIFICATES WILL ONLY BE REQUIRED TO BE ALTERED IN THE CASE OF SALE OR TRANSFER OF CERTIFICATES. THERE IS NO NEED TO RETURN YOUR STOCK CERTIFICATES TO THE COMPANY.

     It is anticipated the change in name would become effective immediately after an affirmative vote by the stockholders upon proper application with the relevant state.

     The Board of Directors reserves the right to abandon the change in name, whether before or after stockholder approval has been obtained, if circumstances arise, which in the opinion of the Board of Directors, render proceeding with the change in name inadvisable.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE
                                                     ---
AMENDMENT.

                                  PROPOSAL III

                                   APPROVAL OF
                    THE 2002 STOCK OPTION AND INCENTIVE PLAN

Proposal

The Board of Directors believes that stock options and other stock-based awards play an important roll in the success of the Company because such awards serve to attract, motivate and retain the caliber of employees, officers, directors and other key persons necessary for our future growth and success. On February 5, 2002, our Board of Directors voted to adopt the 2002 Stock Option and Incentive Plan (the "Plan") authorizing the issuance of up to 1,200,000 shares of Common Stock (subject to increase beginning on each June 30 and December 31 by 5% of any net increase in shares outstanding in the previous 6 month period) to employees, officers, directors, consultants and advisors pursuant to stock option and other stock-based awards, provided that no more than 180,000 shares are issued in the form of Unrestricted Stock Awards, Restricted Stock Awards or Performance Share Awards (as such terms are defined in the Plan), unless the Awards are granted in lieu of cash compensation or fees. Our Board of Directors is recommending the Plan to the stockholders for approval. In addition, on February 5, 2002, the Board of Directors also adopted the 2002 Employee Stock Option and Incentive Plan (the "Non-Qualified Plan"). Under the Non-Qualified Plan, the Company may issue up to 500,000 additional shares of Common Stock to non-executive employees of the Company pursuant to non-qualified stock options. This Non-Qualified Plan does not require stockholder approval prior to effectiveness and accordingly is not being submitted to the stockholders at the Annual Meeting.

Based solely on the closing price of common stock as reported on the NASDAQ National Market on April 3, 2002 of $11.97 per share, the maximum aggregate market value of the 1,200,000 shares of common stock reserved for issuance under the Plan would be $14,364,000, and the aggregate market value of the 1,700,000 shares reserved under the Plan and the Non-Qualified Plan would be $20,349,000.

The Plan will become effective only if Proposal III is approved by our stockholders.

     Background of the Decision to Implement the Plan. The purpose of the Company's stock option and grant plans is to encourage and enable the employees, officers, directors, consultants, advisors and other key persons of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Company has historically used its option plans to grant options to its employees, officers and directors and in connection with acquisitions. The Company currently maintains two option plans, the 1996 Stock Option and Grant Plan and the 1998 Employee Stock Option and Grant Plan. In 2000 and 2001, the Company had the following options outstanding under these plans:

                                                      Exercise Price   Weighted Average
                                   Number of Shares     Per Share       Exercise Price
Outstanding at December 31, 2000      2,887,729       $6.31 - 35.75         $12.34
Outstanding at December 31, 2001      4,103,124       $6.31 - 33.75         $11.94

The outstanding options at December 31, 2000 and December 31, 2001 represented approximately 23% and 33%, respectively, of the Company's fully diluted Common Stock as of such dates.

The Company has historically allowed certain senior executives and key employees the choice of receiving all or part of their bonus and/or commission in cash or in options to purchase shares of the Company's Common Stock at a price equal to the fair market value of the Common Stock at the time of grant, in addition to option grants at levels consistent with the Company's past practices. Certain of these key employees made this election for 2001. In addition, as a result of the increased employee base from the growth of the business as well as acquisitions, a significant number of options were granted at year-end. As a result of these issuances, only 67,587 shares remained available for issuance under the Company's existing stock option plans at December 31, 2001. As the Company continues to expand its employee base through the routine hiring of additional staff as well as through acquisitions of compatible businesses, the need for additional option grants will continue to grow. As a result, the Board has determined that the remaining shares of Common Stock available for issuance as stock options are insufficient to provide the desired incentive effect to both current employees and potential employees. Therefore, on February 5, 2002, the Board of Directors approved the adoption of the Plan and the Non-Qualified Plan. Outstanding options under the prior plans will not be affected by the new plans. The Company is now submitting the Plan to the stockholders for ratification. If the Plan is not adopted by the stockholders, the Company may continue to grant options to non-executives under the Non-Qualified Plan, increase the cash compensation paid to officers and employees and/or take such other action as the Board may determine.

     Background of the Company's Option Grants to Date. At December 31, 2001, the Company had two stock options plans, the 1996 Stock Option and Grant Plan and the 1998 Employee Stock Option and Grant Plan. At December 31, 2001, there were options outstanding to purchase an aggregate of approximately 4,103,124 shares of Common Stock under the Company's 1996 Stock Option and Grant Plan, as amended (the "1996 Plan") and under the Company's 1998 Employee Stock Option and Grant Plan, pursuant to which only Non-Qualified Options may be granted. Of these, options to purchase approximately 1,517,981 shares were exercisable and options to purchase approximately 2,585,143 shares were not exercisable as of December 31, 2001. Of those outstanding options, approximately 350,000 were significantly out of the money. Approximately 67,587 shares remained available for issuance under both of the Company's then existing plans. An additional 500,000 shares became available in February 2002 upon the adoption of the Non-Qualified Plan. Upon approval of the Plan, an aggregate of approximately 1,767,587 shares will be available for issuance under all four plans. This will represent approximately 15% of the fully diluted common shares of the Company as of March 31, 2002. The outstanding options have been granted as follows as of December 31, 2001:

     .    approximately 2,199,124 to approximately 200 employees;

     .    150,000 to directors of the Company;

     .    1,259,000 to three executive officers of the Company; and

     . approximately 495,000 for new employees in connection with acquisitions.

     The weighted average exercise price of all of the outstanding options is $11.94. See also "Executive Compensation - Summary Compensation Table" and "Executive Compensation - Option Grants in Fiscal Year 2001."

The following table further summarizes information about options outstanding at December 31, 2001:

                      Options Outstanding at December 31, 2001          Options Exercisable at December 31, 2001
                      ----------------------------------------          ----------------------------------------
                                                           Weighted
                                          Weighted          Average                            Weighted
     Range         Number of Shares   Average Exercise   Contractual                       Average Exercise
                                           Price         Life (Years)   Number of Shares         Price
$ 6.31  -   7.70        763,500            $ 7.18            8.0             472,500            $ 7.10
$ 7.71  -  11.55      1,107,068              9.56            8.6             328,753              9.51
$11.56  -  23.10      1,901,719             12.83            9.6             431,375             12.84
$23.11  -  35.75        330,837             25.73            6.4             285,353             25.07
                      ---------            ------                          ---------            ------
                      4,103,124            $11.94                          1,517,981            $12.63

Summary of the Plan

The following description of the material terms of the Plan is intended to be a summary only. This summary is qualified in its entirety by the full text of the Plan, which is attached to this proxy statement as Appendix B.
                                                   ----------

Plan Administration. The Plan provides for administration by a committee of not fewer than two non-employee directors (the "Administrator"), as appointed by our Board of Directors from time to time.

The Administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Plan. The Administrator may permit common stock, and other amounts payable pursuant to an award, to be deferred. In such instances, the Administrator may permit interest, dividend or deemed dividends to be credited to the amount of deferrals.

Eligibility and Limitations on Grants. All officers, employees, directors, consultants, advisors and other key persons of the Company are eligible to participate in the Plan, subject to the discretion of the Administrator. In no event may any one participant receive options to purchase more than 500,000 shares of common stock (subject to adjustment for stock splits and similar events) during any one calendar year period, as stated above. In addition, as stated above, the maximum award of restricted stock, performance shares or deferred stock (or combination thereof) for any one individual that is intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended and the regulations thereunder (the "Code") will not exceed 50,000 shares of common stock (subject to adjustment for stock splits and similar events) for any performance cycle. The number of individuals potentially eligible to participate in the Plan is approximately 150 persons.

Stock Options. Options granted under the Plan may be either Incentive Stock Options ("Incentive Options") (within the meaning of Section 422 of the Code) or Non-Qualified Stock Options ("Non-Qualified Options"). Options granted under the Plan will be Non-Qualified Options if they (i) fail to meet such definition of Incentive Options, (ii) are granted to a person not eligible to receive Incentive Options under the Code, or (iii) otherwise so provide. Incentive Options may be granted only to officers or other employees of the Company. Non-Qualified Options may be granted to persons eligible to receive Incentive Options and to non-employee directors, consultants, advisors and other key persons.

Other Option Terms. The Administrator has authority to determine the terms of options granted under the Plan. Generally, Incentive Options are granted with an exercise price that is not less than the fair market value of the shares of common stock on the date of the option grant.

The term of each option will be fixed by the Administrator and may not exceed ten years from date of grant. The Administrator will determine at what time or times each option may be exercised and, subject to the provisions of the Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Administrator. In general, unless otherwise permitted by the Administrator, no option granted under the Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee's lifetime only by the optionee, or by the optionee's legal representative or guardian in the case of the optionee's incapacity.

Options granted under the Plan may be exercised for cash or, if permitted by the Administrator, by transfer to the Company (either actually or by attestation) of shares of common stock which are not then subject to restrictions under any Company stock plan, which have been held by the optionee for at least six months or were purchased on the open market, and which have a fair market value equivalent to the option exercise price of the shares being purchased, or by compliance with certain provisions pursuant to which a securities broker delivers the purchase price for the shares to the Company.

At the discretion of the Administrator, stock options granted under the Plan may include a "re-load" feature. A "re-load" feature enables an optionee to exercise an option by delivering shares of common stock and to automatically be granted an additional stock option (with an exercise price equal to the fair market value of the common stock on the date the additional stock option is granted) to purchase that number of shares of common stock equal to the number delivered to exercise the original stock option. The purpose of this feature is to enable participants to maintain any equity interest in the Company without dilution. For example, assume an employee has an option to acquire 100 shares at an exercise price of $10 per share and the option contains a reload feature. Assume also that the employee exercises the entire option when the fair market value of the shares is $25 and that the employee pays the entire $1,000 exercise price by delivering to the Company 40 shares of stock she has owned for over six months. The employee will receive 100 shares of stock from the Company for the exercise plus a new option to acquire 40 shares at an exercise price of $25 per share.

To qualify as Incentive Options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to Incentive Options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

Stock Appreciation Rights. The Administrator may award a stock appreciation right ("SAR") either as a freestanding award or in tandem with a stock option. Upon exercise of the SAR, the holder will be entitled to receive an amount equal to the excess of the fair market value on the date of exercise of one share of common stock over the exercise price per share specified in the related stock option (or, in the case of a freestanding SAR, the price per share specified in such right) times the number of shares of common stock with respect to which the SAR is exercised. This amount may be paid in cash, common stock, or a combination thereof, as determined by the Administrator.

Restricted Stock Awards. The Administrator may grant shares (at par value or for a higher purchase price determined by the Administrator) of common stock to any participant subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of pre-established performance goals and/or continued employment with the Company through a specified vesting period. The vesting period shall be determined by the Administrator. The purchase price of shares of restricted stock will be determined by the Administrator. If the applicable performance goals and other restrictions are not attained, the participant will forfeit his or her award of restricted stock. In addition, restricted stock may be granted to any participant by the Administrator in lieu of cash compensation due to such participant.

Unrestricted Stock Awards. The Administrator may also grant shares (at par value or for a higher purchase price determined by the Administrator) of common stock which are free from any restrictions under the Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation due to such participant.

Other Awards. The Administrator may also grant dividend equivalent rights and phantom stock units as deferred stock awards.

Performance Share Awards. The Administrator may grant performance share awards to any participant which entitle the recipient to receive shares of common stock upon the achievement of individual or company performance goals and such other conditions as the Administrator shall determine.

Tax Withholding. Participants under the Plan are responsible for the payment of any federal, state or local taxes which we are required by law to withhold upon any option exercise or vesting of other awards. Participants may elect to have the minimum tax withholding obligations satisfied either by authorizing us to withhold shares of common stock to be issued pursuant to an option exercise or other award, or by transferring to the Company shares of common stock having a value equal to the amount of such taxes.

Adjustments for Stock Dividends, Mergers, etc. The Plan authorizes the Administrator to make appropriate adjustments to the number of shares of common stock that are subject to the Plan and to any outstanding stock options to reflect stock dividends, stock splits and similar events. In the event of certain transactions, such as a merger, consolidation, dissolution or liquidation of the Company, our Board of Directors in its discretion may provide for appropriate substitutions or adjustments of outstanding stock options or awards. Alternatively, outstanding stock options and awards will terminate; the option holder will receive a cash or in kind payment equal to the excess of the fair market value per share over the applicable exercise price, multiplied by the number of shares of common stock covered by the stock option, and the award holder will receive a cash or in kind payment of such appropriate consideration as determined by the Administrator in its sole discretion after taking into account the consideration payable per share of common stock pursuant to the business combination.

Amendments and Termination. Our Board of Directors may at any time amend or discontinue the Plan and the Administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect the rights under any outstanding awards without the holder's consent. To the extent required by the Code to ensure that options granted under the Plan qualify as Incentive Options or that compensation earned under stock options granted under the Plan qualify as performance-based compensation under the Code, Plan amendments shall be subject to approval by our stockholders.

New Plan Benefits

No grants have been made with respect to the shares of common stock reserved for issuance under the Plan. The number of shares of common stock that may be granted to executive officers and non-executive officers is indeterminable at this time, as such grants are subject to the discretion of the Administrator.

Tax Aspects under the U.S. Internal Revenue Code

The following is a summary of the principal federal income tax consequences of transactions under the Plan. It does not describe all federal tax consequences under the Plan, nor does it describe state or local tax consequences.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an Incentive Option. If shares of common stock issued to an optionee pursuant to the exercise of an Incentive Option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) there will be no deduction for the Company for federal income tax purposes. The exercise of an Incentive Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an Incentive Option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the Incentive Option is paid by tendering shares of common stock.

If an Incentive Option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a Non-Qualified Option. Generally, an Incentive Option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. With respect to Non-Qualified Options under the Plan, no income is realized by the optionee at the time the option is granted. Generally
(i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the Non-Qualified Option is paid by tendering shares of common stock.

Parachute Payments. The vesting of any portion of any option or other award that is accelerated due to the occurrence of a change of control may cause a portion of the payments with respect to such accelerated awards to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on the Company's Deductions. As a result of Section 162(m) of the Code, the Company's deduction for certain awards under the 2002 Plan may be limited to the extent that a Covered Employee receives compensation in excess of $1,000,000 in such taxable year of the Company (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the
Code).

Vote Required

A quorum must be present and the holders of a majority of shares present or represented by proxy and entitled to vote and voting on such matter must vote in favor of approval of the Plan.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE
                                                     ---
PLAN.

                      PRINCIPAL AND MANAGEMENT STOCKHOLDERS

Security Ownership of Management and Certain Beneficial Owners

     The following table sets forth information as to the beneficial ownership of the Company's Common Stock as of April 12, 2002 of persons or entities known to the Company to own, directly or indirectly, more than five percent of the Company's Common Stock and each Director and Named Executive Officers of the Company. All individuals listed in the table have sole voting and investment power over the shares reported as owned unless otherwise indicated, subject to community property laws where applicable.

                           Beneficial Ownership Table

                                                                              Shares Beneficially
                                                                                     Owned
                                                                              -------------------
Name and Address of Beneficial Owner                                       Number    Percent of Class
------------------------------------                                     ---------   ----------------
Dimensional Fund Advisors, Inc.(1)....................................     951,300         8.15%
   1299 Ocean Avenue, 11th Floor
   Santa Monica, CA 90401


T. Rowe Price Associates, Inc.(1).....................................     700,000         5.99%
   100 E. Pratt Street
   Baltimore, MD 21202


T. Rowe Price New Horizon Fund, Inc.(1)...............................     700,000         5.99%
   100 E. Pratt Street
   Baltimore, MD 21202


Merrill Lynch & Co., Inc.(1)..........................................   1,375,900        11.78%
   World Financial Center, North Tower
   250 Vessey Street
   New York, NY 10381


Master Small Cap Value Trust(1).......................................   1,004,600         8.60%
   800 Scudders Mill Road
   Plainsboro, NJ 08536

Patrick G. LePore(2)..................................................   1,143,333         9.51%
Roger Boissonneault(3)................................................      26,666             *
Ronald M. Nordmann(4).................................................      30,000             *
John T. Spitznagel(4).................................................      25,000             *
Melvin Sharoky(5).....................................................      64,400             *
Joseph E. Smith(6)....................................................      21,666             *
John A. Staley, IV(7).................................................     308,332         2.64%
Steven M. Freeman(8)..................................................     141,000         1.20%
Anthony J. Cherichella(9).............................................      38,000             *
Carter H. Eckert (10) ................................................      10,000             *

All Directors and Named Executive Officers as a group (10 persons)....   1,808,397        15.20%

(1) The information reported is based upon Schedule 13G's filed with the Securities and Exchange Commission in February 2002.
(2) Includes 300,000 shares of Common Stock held by Park Street Investors, L.P., a limited partnership in which Mr. LePore holds a 40% limited partnership interest. The general partner of Park Street Investors, L.P. is Park Street Investors, Inc., a corporation in which Mr. LePore shares voting and investment power. Does not include any shares of Common Stock held by adult siblings of Mr. LePore, as to which shares Mr. LePore disclaims beneficial ownership. Includes options to purchase 350,000 shares of common stock which are exercisable within 60 days of April 15, 2002. Does not include options to purchase 210,000 shares of common stock which are not exercisable within 60 days of April 15, 2002.
(3) Includes 6,666 shares of restricted Common Stock held by Mr. Boissonneault, which shares vest in four equal annual installments beginning on April 10, 1998 subject to earlier vesting upon a sale of the Company, and which are subject to repurchase at a price of $3.00 per share upon termination of Mr. Boissonneault's service as a Director prior to the relevant vesting date. Also includes options to purchase 15,000 shares of Common Stock which are currently exercisable.
(4) Includes options to purchase 20,000 shares of Common Stock, which are currently exercisable.
(5) Includes options to purchase 25,000 shares of Common Stock, which are currently exercisable.
(6) Includes 6,666 shares of restricted Common Stock held by Mr. Smith, which shares vest in four equal annual installments beginning on April 10, 1998 subject to earlier vesting upon a sale of the Company, and which are subject to repurchase at a price of $3.00 per share upon termination of Mr. Smith's service as a Director prior to the relevant vesting date. Also includes options to purchase 15,000 shares of Common Stock which are currently exercisable.
(7) Includes 186,666 shares of Common Stock held in an individual retirement rollover account for Mr. Staley's benefit and 6,666 shares of restricted Common Stock held by Mr. Staley, which shares vest in four equal annual installments beginning on May 27, 1998 subject to earlier vesting upon a sale of the Company, and which are subject to repurchase at a price of $3.00 per share upon termination of Mr. Staley's service as a Director prior to the relevant vesting date. Also includes 100,000 shares of Common Stock owned by Glen Arden Associates, L.P., an investment partnership of which Mr. Staley is a general partner and options to purchase 15,000 shares of Common Stock which are currently exercisable.
(8) Includes 50,000 shares of restricted Common Stock held by Mr. Freeman, which vest in three equal annual installments beginning on August 6, 2001. Also includes options to purchase 91,000 shares of Common Stock, which are exercisable within 60 days of April 15, 2002. Does not include options to purchase 385,000 shares of Common Stock, which are not exercisable within 60 days of April 15, 2002.
(9) Includes options to purchase 38,000 shares of Common Stock, which are exercisable within 60 days of April 15, 2002. Does not include options to purchase 185,000 shares of Common Stock, which are not exercisable within 60 days of April 15, 2002.
(10) Includes options to purchase 10,000 shares of Common Stock, which are currently exercisable.

*    Ownership does not exceed 1% of the class

                              CERTAIN TRANSACTIONS

     In 2001, the Company was retained by Somerset Pharmaceuticals, Inc. ("Somerset") in connection with its sales services businesses, and Dr. Melvin Sharoky, a Director of the Company, is the President and Chief Executive Officer of Somerset. The Company will assist Somerset in the preparation and launch of a new pharmaceutical. Somerset has made in Fiscal 2001 payments to the Company for services in the amount of $1,087,000.

     In 2001, the Company was retained by Shire Pharmaceuticals Group plc ("Shire") to support the launch of a new pharmaceutical and other products marketed by Shire USA. Mr. Ronald Nordmann serves as a director of both the Company and Shire. The support consisted of content development, advocacy development, implementation of accredited and non-accredited medical education meetings, and the management of medical education meetings conducted by Shire's sales force with physicians. In Fiscal 2001, Shire made payments to the Company for these services in the amount of approximately $12.1 million.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock (collectively, "Section 16 Persons"), to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC") and The Nasdaq Stock Market, Inc.
Section 16 Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on the Company's review of the copies of such forms and written representations from certain Section 16 Persons, during Fiscal 2001 all
Section 16 reports were timely filed.

                             INDEPENDENT ACCOUNTANTS

     Arthur Andersen LLP ("Arthur Andersen") has served as the Company's independent auditors since February 1997, and continues to provide services to the Company. In light of the recent events surrounding Arthur Andersen, however, we have not, as of the date of this proxy statement, selected the independent public accountants to audit the Company's financial statements for 2002. The selection process is ongoing, and the firm to be selected remains under review.

     A representative of Arthur Andersen will be available to respond to appropriate questions regarding the financial condition of the Company, and will be present at the Annual Meeting and given the opportunity to make a statement if he or she so desires with respect thereto.

     Audit Fees. During Fiscal 2001, the aggregate fees billed for professional services rendered by Arthur Andersen for the audit of the Company's annual financial statements and review of the Company's quarterly financial statements totaled $92,000.

     Financial Information Systems Design and Implementation Fees. During Fiscal 2001, the aggregate fees billed for professional services rendered by Arthur Andersen for the design and implementation of the Company's financial information system totaled $0.

     All Other Fees. During Fiscal 2001, the aggregate fees billed for professional services rendered by Arthur Andersen to the Company not covered in either of the preceding two paragraphs totaled $98,335.

     The Audit Committee has considered whether the provision of services by Arthur Andersen is compatible with maintaining Arthur Andersen's independence.

     All of the hours spent on the preparation of the annual financial statements are attributable to work performed by Arthur Andersen's full time employees.

                            EXPENSES OF SOLICITATION

     The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain Directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

           SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     Stockholder proposals intended to be presented at the Company's 2003 annual meeting of stockholders must be received by the Company on or before December 25, 2002 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. The Company's By-laws provide that any stockholder of record wishing to have a stockholder proposal considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company at its principal executive office not later than March 8, 2003 or earlier than January 22, 2003. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be so delivered not later than the 15th day after the date of public disclosure of the date of such meeting or the 75th day prior to the scheduled date of such meeting. Any such proposal should be mailed to:
Boron, LePore & Associates, Inc., 1800 Valley Road, Wayne, NJ 07470, Attention:
Secretary.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE PROVIDED WITHOUT CHARGE UPON WRITTEN REQUEST TO BORON, LEPORE & ASSOCIATES, INC., 1800 VALLEY ROAD, WAYNE, NEW JERSEY 07470, ATTENTION: INVESTOR RELATIONS.

                                   Appendix A

                        Boron, LePore & Associates, Inc.

                         FIRST CERTIFICATE OF AMENDMENT
                                       OF
             THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Boron, LePore & Associates, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), pursuant to Section 242 of the General Corporation Law of the State of Delaware (the "DGCL"), does hereby certify that:

     FIRST: This First Certificate of Amendment (i) amends the Third Amended and Restated Certificate of Incorporation of the Corporation as filed with the Delaware Secretary of State on October 7, 1997, (ii) was duly adopted by the Board of Directors of the Corporation at a special meeting called for the purpose, (iii) was declared by the Board of Directors to be advisable and in the best interest of the Corporation and was directed by the Board of Directors to be submitted to and be considered by the stockholders of the Corporation for approval by written consent and (iv) was duly adopted by the written consent of a majority of the Corporation's stockholders entitled to vote thereon in accordance with the provisions of Sections 228 and 242 of the DGCL and the terms of the Third Amended and Restated Certificate of Incorporation.

     SECOND: Paragraph 1 of the Third Amended and Restated Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

          "1. The name of the Corporation is BLP Group Companies, Inc. The date of the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was November 22, 1996, under the name BLA Acquisition Corp., which name was subsequently changed to Boron, LePore & Associates, Inc., and then BLP Group Companies, Inc. pursuant to Article I of the
                                                          ---------
               original Certificate of Incorporation."

                                  [End of Text]

     IN WITNESS WHEREOF, the Corporation has caused this First Certificate of Amendment of the Third Amended and Restated Certificate of Incorporation to be signed by Steven M. Freeman, its President and Chief Operating Officer, this
                                                                             ---
day of May, 2002, which signature constitutes the affirmation and acknowledgement of such officer, under penalty of perjury, that this instrument is the act and deed of the Corporation, and that the facts stated herein are true.

                        BORON, LePORE & ASSOCIATES, INC.


                                        By:
                                             -----------------------------------
                                             Steven M. Freeman
                                             President & Chief Operating Officer

                                   Appendix B

                        Boron, LePore & Associates, Inc.

                      2002 Stock Option and Incentive Plan

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS
           ----------------------------------------

     The name of the plan is the Boron, LePore & Associates, Inc. 2002 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, Independent Directors, consultants, advisors and other key persons of Boron, LePore & Associates, Inc. (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     The following terms shall be defined as set forth below:

     "Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     "Administrator" is defined in Section 2(a).

     "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

     "Committee" means the Committee of the Board referred to in Section 2.

     "Covered Employee" means an employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.

     "Deferred Stock Award" means Awards granted pursuant to Section 8.

     "Dividend Equivalent Right" means Awards granted pursuant to Section 12.

     "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 19.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

     "Fair Market Value" of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), NASDAQ National System or a national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

     "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

     "Independent Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

     "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

     "Performance Share Award" means Awards granted pursuant to Section 10.

     "Performance Cycle" means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a grantee's right to and the payment of a Performance Share Award, Restricted Stock Award or Deferred Stock Award.

     "Restricted Stock Award" means Awards granted pursuant to Section 7.

     "Stock" means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

     "Stock Appreciation Right" means any Award granted pursuant to Section 6.

     "Subsidiary" means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.

     "Unrestricted Stock Award" means any Award granted pursuant to Section 9.

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES
           ------------------------------------------------------------------
           AND DETERMINE AWARDS
           --------------------

     (a) Committee. The Plan shall be administered by either the Board or a
         ---------
committee of not less than two Independent Directors (in either case, the "Administrator").

     (b) Powers of Administrator. The Administrator shall have the power and
         -----------------------
authority to grant Awards consistent with the terms of the Plan, including the power and authority:

          (i) to select the individuals to whom Awards may from time to time be granted;

          (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

          (iii) to determine the number of shares of Stock to be covered by any Award;

          (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

          (v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

          (vi) subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

          (vii) to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the grantee and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

          (viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

     All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

     (c) Delegation of Authority to Grant Awards. The Administrator, in its
         ---------------------------------------
discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator's authority and duties with respect to the granting of Awards at Fair Market Value, to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or "covered employees" within the meaning of Section 162(m) of the Code. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option or Stock Appreciation Right, the conversion ratio or price of other Awards and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

     (d) Indemnification. Neither the Board nor the Committee, nor any member of
         ---------------
either or any delegatee thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegatee thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors' and officers' liability insurance coverage which may be in effect from time to time.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
           ----------------------------------------------------

     (a) Stock Issuable. The maximum number of shares of Stock reserved and
         --------------
available for issuance under the Plan shall be such aggregate number of shares of Stock, subject to adjustment as provided in Section 3(b), as does not exceed the sum of (i) 1,200,000 shares, plus (ii) as of each June 30 and December 31 starting with December 31, 2002, an additional positive number of shares equal to five percent (5%) of the shares of Stock issued by the Company during that six month period; provided that not more than 1,200,000 shares shall be issued in the form of Incentive Stock Options and provided further that not more than 180,000 shares shall be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards, or Performance Share Awards except to the extent such Awards are granted in lieu of cash compensation or fees. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 500,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

     (b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of
         ----------------
any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards or Performance Share Awards, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, and (v) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

     The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

     (c) Mergers and Other Transactions. In the case of (i) the dissolution or
         ------------------------------
liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity,
(iii) a merger, reorganization or consolidation in which the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the surviving or resulting entity immediately upon completion of such transaction, (iv) the sale of all of the Stock of the Company to an unrelated person or entity in which the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the surviving or resulting entity immediately upon completion of such transaction, or (v) any other transaction in which the owners of the Company's outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the relevant entity after the transaction (in each case, a "Transaction"), the Plan and all outstanding Options, Stock Appreciation Rights and other Awards granted hereunder shall terminate, unless provision is made in connection with the Transaction for the assumption of Awards, the continuation of Awards by the Company as survivor or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as provided in Section 3(b) above. In the event of such termination, each grantee shall be permitted to exercise, for a period of at least 15 days prior to the date of such termination, all outstanding Options, Stock Appreciation Rights and other Awards held by such grantee which are then exercisable or become exercisable upon the effectiveness of the Transaction. Notwithstanding anything herein to the contrary, in the event that provision is made in connection with the Transaction for the assumption or continuation of Awards, or the substitution of such Awards with new Awards of the successor entity or parent thereof, then, except as the Administrator may otherwise determine with respect to particular Awards, any Award so assumed or continued or substituted therefor shall be deemed vested and exercisable in full upon the date on which the grantee's employment or service relationship with the Company and its subsidiaries or successor entity terminates if (i) such termination occurs within eighteen (18) months after the closing of such Transaction and (ii) such termination is by the Company or its Subsidiaries or successor entity without Cause (as defined below) or by the grantee for Good Reason (as defined below). For purposes of this Section 3(c), the term "Cause" means a vote of the Board of Directors of the Company or the successor entity, as the case may be, resolving that the grantee should be dismissed as a result of (i) any material breach by the grantee of any agreement to which the grantee and the Company are parties, (ii) any act (other than retirement) or omission to act by the grantee which would reasonably be likely to have a material adverse effect on the business of the Company or its subsidiaries or successor entity, as the case may be, or on the grantee's ability to perform services for the Company or its Subsidiaries or successor entity, as the case may be, including, without limitation, the conviction of any crime (other than ordinary traffic violations), or (iii) any material misconduct or willful and deliberate non-performance of duties by the grantee in connection with the business or affairs of the Company or its Subsidiaries or successor entity, as the case may be; and the term "Good Reason" means the occurrence of any of the following events: (A) a substantial adverse change in the nature or scope of the grantee's responsibilities, authorities, title, powers, functions, or duties; (B) a reduction in the grantee's annual base salary except for across-the-board salary reductions similarly affecting all or substantially all management employees; or
(C) the relocation of the offices at which the grantee is principally employed to a location more than fifty (50) miles from such offices.

     (d) Substitute Awards. The Administrator may grant Awards under the Plan in
         -----------------
substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4. ELIGIBILITY
           -----------

         Grantees under the Plan will be such full or part-time officers and other employees, Independent Directors, consultants, advisors and key persons (including prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5. STOCK OPTIONS
           -------------

     Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

     Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

     No Incentive Stock Option shall be granted under the Plan after Feburary 5, 2012.

     (a) Stock Options Granted to Employees and Key Persons. The Administrator
         --------------------------------------------------
in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee's election, subject to such terms and conditions as the Administrator may establish.

          (i) Exercise Price. The exercise price per share for the Stock covered
              --------------
by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant in the case of Incentive Stock Options, or 85 percent of the Fair Market Value on the date of grant, in the case of Non-Qualified Stock Options (other than options granted in lieu of cash compensation). If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

          (ii) Option Term. The term of each Stock Option shall be fixed by the
               -----------
Administrator, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such Stock Option shall be no more than five years from the date of grant.

          (iii) Exercisability; Rights of a Stockholder. Stock Options shall
                ---------------------------------------
become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

          (iv) Method of Exercise. Stock Options may be exercised in whole or in
               ------------------
part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

               (A) In cash, by certified or bank check or other instrument acceptable to the Administrator;

               (B) Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

               (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

               (D) By the optionee delivering to the Company a promissory note if the Board has expressly authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his Stock Option; provided that at least so much of the exercise price as represents the par value of the Stock shall be paid other than with a promissory note if otherwise required by state law.

Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws. In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

          (v) Termination. Unless otherwise provided in the Stock Option Award
              -----------
agreement or determined by the Administrator, upon the optionee's termination of employment (or other business relationship) with the Company and its Subsidiaries, the optionee's rights in his Stock Options shall automatically terminate.

          (vi) Annual Limit on Incentive Stock Options. To the extent required
               ---------------------------------------
for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

     (b) Reload Options. At the discretion of the Administrator, Options granted
         --------------
under the Plan may include a "reload" feature pursuant to which an optionee exercising an option by the delivery of a number of shares of Stock in accordance with Section 5(a)(iv)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Administrator may provide) to purchase that number of shares of Stock equal to the sum of (i) the number delivered to exercise the original Option and (ii) the number withheld to satisfy tax liabilities, with an Option term equal to the remainder of the original Option term unless the Administrator otherwise determines in the Award agreement for the original Option grant.

     (c) Non-transferability of Options. No Stock Option shall be transferable
         ------------------------------
by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee, or by the optionee's legal representative or guardian in the event of the optionee's incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

SECTION 6. STOCK APPRECIATION RIGHTS.
           -------------------------

     (a) Nature of Stock Appreciation Rights. A Stock Appreciation Right is an
         -----------------------------------
Award entitling the recipient to receive an amount in cash or shares of Stock or a combination thereof having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right, which price shall not be less than 85 percent of the Fair Market Value of the Stock on the date of grant (or more than the option exercise price per share, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment.

     (b) Grant and Exercise of Stock Appreciation Rights. Stock Appreciation
         -----------------------------------------------
Rights may be granted by the Administrator in tandem with, or independently of, any Stock Option granted pursuant to Section 5 of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of the Option.

     A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option.

     (c) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation
         -------------------------------------------------
Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator, subject to the following:

          (i) Stock Appreciation Rights granted in tandem with Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable.

          (ii) Upon exercise of a Stock Appreciation Right, the applicable portion of any related Option shall be surrendered.

          (iii) All Stock Appreciation Rights shall be exercisable during the grantee's lifetime only by the grantee or the grantee's legal representative.

SECTION 7. RESTRICTED STOCK AWARDS
           -----------------------

     (a) Nature of Restricted Stock Awards. A Restricted Stock Award is an Award
         ---------------------------------
entitling the recipient to acquire, at such purchase price as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

     (b) Rights as a Stockholder. Upon execution of a written instrument setting
         -----------------------
forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in
Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

     (c) Restrictions. Restricted Stock may not be sold, assigned, transferred,
         ------------
pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. If a grantee's employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, the Company shall have the right to repurchase Restricted Stock that has not vested at the time of termination at its original purchase price, from the grantee or the grantee's legal representative.

     (d) Vesting of Restricted Stock. The Administrator at the time of grant
         ---------------------------
shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to
Section 15 below, in writing after the Award agreement is issued, a grantee's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee's termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the Company's right of repurchase as provided in Section 7(c) above.

     (e) Waiver, Deferral and Reinvestment of Dividends. The Restricted Stock
         ----------------------------------------------
Award agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 8. DEFERRED STOCK AWARDS
           ---------------------

     (a) Nature of Deferred Stock Awards. A Deferred Stock Award is an Award of
         -------------------------------
phantom stock units to a grantee, subject to restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the grantee executing the Deferred Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the grantee in the form of shares of Stock.

     (b) Election to Receive Deferred Stock Awards in Lieu of Compensation. The
         -----------------------------------------------------------------
Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with rules and procedures established by the Administrator. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

     (c) Rights as a Stockholder. During the deferral period, a grantee shall
         -----------------------
have no rights as a stockholder; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Administrator may determine.

     (d) Restrictions. A Deferred Stock Award may not be sold, assigned,
         ------------
transferred, pledged or otherwise encumbered or disposed of during the deferral period.

     (e) Termination. Except as may otherwise be provided by the Administrator
         -----------
either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee's right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9. UNRESTRICTED STOCK AWARDS
           -------------------------

     Grant or Sale of Unrestricted Stock. The Administrator may, in its sole
     -----------------------------------
discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award to any grantee pursuant to which such grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10. PERFORMANCE SHARE AWARDS
            ------------------------

     (a) Nature of Performance Share Awards. A Performance Share Award is an
         ----------------------------------
Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Administrator may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Administrator in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals, the periods during which performance is to be measured, and all other limitations and conditions.

     (b) Rights as a Stockholder. A grantee receiving a Performance Share Award
         -----------------------
shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award agreement (or in a performance plan adopted by the Administrator).

     (c) Termination. Except as may otherwise be provided by the Administrator
         -----------
either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee's rights in all Performance Share Awards shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

     (d) Acceleration, Waiver, Etc. At any time prior to the grantee's
         -------------------------
termination of employment (or other service relationship) by the Company and its Subsidiaries, the Administrator may in its sole discretion accelerate, waive or, subject to Section 15, amend any or all of the goals, restrictions or conditions applicable to a Performance Share Award.

SECTION 11. PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES
            ---------------------------------------------

     Notwithstanding anything to the contrary contained herein, if any Restricted Stock Award, Deferred Stock Award or Performance Share Award granted to a Covered Employee is intended to qualify as "Performance-based Compensation" under Section 162(m) of the Code and the regulations promulgated thereunder (a "Performance-based Award"), such Award shall comply with the provisions set forth below:

     (a) Performance Criteria. The performance criteria used in performance
         --------------------
goals governing Performance-based Awards granted to Covered Employees may include any or all of the following: (i) the Company's return on equity, assets, capital or investment, (ii) pre-tax or after-tax profit levels of the Company or any Subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (iii) cash flow, funds from operations or similar measure; (iv) total shareholder return; (v) changes in the market price of the Stock; (vi) sales or market share; or (vii) earnings per share.

     (b) Grant of Performance-based Awards. With respect to each
         ---------------------------------
Performance-based Award granted to a Covered Employee, the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The performance criteria established by the Committee may be (but need not be) different for each Performance Cycle and different goals may be applicable to Performance-based Awards to different Covered Employees.

     (c) Payment of Performance-based Awards. Following the completion of a
         -----------------------------------
Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the performance criteria for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-based Awards earned for the Performance Cycle. The Committee shall then determine the actual size of each Covered Employee's Performance-based Award, and, in doing so, may reduce or eliminate the amount of the Performance-based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

     (d) Maximum Award Payable. The maximum Performance-based Award payable to
         ---------------------
any one Covered Employee under the Plan for a Performance Cycle is 50,000 Shares (subject to adjustment as provided in Section 3(b) hereof).

SECTION 12. DIVIDEND EQUIVALENT RIGHTS
            --------------------------

     (a) Dividend Equivalent Rights. A Dividend Equivalent Right is an Award
         --------------------------
entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

     (b) Interest Equivalents. Any Award under this Plan that is settled in
         --------------------
whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

     (c) Termination. Except as may otherwise be provided by the Administrator
         -----------
either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 13. TAX WITHHOLDING
            ---------------

     (a) Payment by Grantee. Each grantee shall, no later than the date as of
         ------------------
which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company's obligation to deliver stock certificates to any grantee is subject to and conditioned on tax obligations being satisfied by the grantee.

     (b) Payment in Stock. Subject to approval by the Administrator, a grantee
         ----------------
may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 14. TRANSFER, LEAVE OF ABSENCE, ETC.
            --------------------------------

     For purposes of the Plan, the following events shall not be deemed a termination of employment:

     (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

     (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 15. AMENDMENTS AND TERMINATION
            --------------------------

     The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. If and to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, if and to the extent intended to so qualify, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 15 shall limit the Administrator's authority to take any action permitted pursuant to Section 3(c).

SECTION 16. STATUS OF PLAN
            --------------

     With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 17. GENERAL PROVISIONS
            ------------------

     (a) No Distribution; Compliance with Legal Requirements. The Administrator
         ---------------------------------------------------
may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

     No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

     (b) Delivery of Stock Certificates. Stock certificates to grantees under
         ------------------------------
this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee's last known address on file with the Company.

     (c) Other Compensation Arrangements; No Employment Rights. Nothing
         -----------------------------------------------------
contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

     (d) Trading Policy Restrictions. Option exercises and other Awards under
         ---------------------------
the Plan shall be subject to such Company's insider trading policy, as in effect from time to time.

     (e) Loans to Grantees. The Company shall have the authority to make loans
         -----------------
to grantees of Awards hereunder (including to facilitate the purchase of shares) and shall further have the authority to issue shares for promissory notes hereunder.

     (f) Designation of Beneficiary. Each grantee to whom an Award has been made
         --------------------------
under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee's death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee's estate.

SECTION 18. EFFECTIVE DATE OF PLAN
            ----------------------

     This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 19. GOVERNING LAW
            -------------

     This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS:

DATE APPROVED BY STOCKHOLDERS:

BORON, LEPORE & ASSOCIATES, INC.

C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940


                        BORON, LEPORE & ASSOCIATES, INC.


Dear Shareholder,

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Corporation that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted, then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, May 22, 2002.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Boron, LePore & Associates, Inc.





                                  DETACH HERE                             ZBLPC1

    Please mark
[X] votes as in
    this example.

--------------------------------
BORON, LEPORE & ASSOCIATES, INC.
--------------------------------
                                                                                      FOR   AGAINST   ABSTAIN
1. Election of Directors.           2. The approval of an amendment to the            [_]     [_]       [_]
   (01) Joseph E. Smith                Company's Third Amended and Restated
   (02) Melvin Sharoky                 Certificate of Incorporation authorizing
   (03) Steven M. Freeman              the Company to change its name to BLP
                                       Group Companies, Inc. (the "Amendment");
   FOR                WITHHELD
   ALL    [_]     [_] FROM ALL      3. Approval of the Company's 2002 Stock Option    FOR   AGAINST   ABSTAIN
 NOMINEES             NOMINEES         and Incentive Plan.                            [_]     [_]       [_]

[_] __________________________      4. In their discretion, the proxies are authorized to vote upon any other
     For all nominees except           business that may properly come before the meeting or at any adjournment(s)
        as noted above                 thereof.


                                       Mark box at right if an address change or comment has been       [_]
                                       noted on the reverse side of this card.


                                       Please be sure to sign and date this Proxy.


Signature: ____________________________ Date: __________________ Signature: ____________________________ Date: __________________

                                  DETACH HERE                             ZBLPC2


                        BORON, LEPORE & ASSOCIATES, INC.

                                1800 Valley Road
                            Wayne, New Jersey 07470

                 Annual Meeting of Shareholders - May 22, 2002
              Proxy Solicited on Behalf of the Board of Directors


The undersigned, revoking all prior proxies, hereby appoints Patrick G. LePore and Steven M. Freeman as Proxies, with full power of substitution to each, to vote for and on behalf of the undersigned at the 2002 Annual Meeting of Shareholders of Boron, LePore & Associates, Inc., to be held at the Marriot Newark Airport, Newark International Airport, Newark, New Jersey on Wednesday, May 22, 2002 at 10:00 a.m., and at any adjournment or adjournments thereof. The undersigned hereby directs the said proxies to vote in accordance with their judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1, "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3.

--------------------------------------------------------------------------------
           PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

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